Vivaldi Opportunities Fund

Supplement dated March 13, 2018, to the

Prospectus and Statement of Additional Information (“SAI”), each dated September 14, 2017.

Rescission Offer of Certain Shares of the Fund

Due to an administrative error, the Fund sold shares in excess of the shares it registered with the Securities and Exchange Commission. A rescission offer to the affected shareholders will be forthcoming.

Appointment of Gary Shugrue as an Independent Director of the Vivaldi Opportunities Fund (the “Fund”)

The Board of Directors of the Fund (the “Board”) has appointed Gary Shugrue to serve as an Independent Director on the Board. The Board also elected Mr. Shugrue to serve on the Audit, Valuation and Nominating Committees of the Board.

Accordingly, the following information related to Mr. Shugrue is added to the “Board of Directors and Officers” section on pages 13 and 15, respectively, of the SAI:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY DIRECTOR OR OFFICER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR OR OFFICER
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Director	Since January 1, 2018	Managing Director, Veritable LP (2016 – Present) Founder/President, Ascendant Capital Partners, LP (2001 – 2015); Trustee, Quaker Investment Trust	1

Gary E. Shugrue. Mr. Shugrue has been a Director since January 2018. Mr. Shugrue has more than 30 years of experience in the financial services industry.

Mr. Shugrue currently owns no shares of the Fund.

Appointment of Amy Nogowski as Chief Compliance Officer of the Fund

The Board has appointed Amy Nogowski to serve as Chief Compliance Officer of the Fund, effective January 1, 2018, following the resignation of Robert Amweg from his position with the Fund. All references and information pertaining to Mr. Amweg are hereby deleted.

Accordingly, the information related to Mr. Amweg in the “Board of Directors and Officers” section on page 15 of the SAI is deleted and replaced with the following:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY DIRECTOR OR OFFICER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR OR OFFICER
Amy Nogowski Year of Birth: 1992 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since January 1, 2018	Compliance Associate, Vigilant Compliance, LLC (an investment management services company) from 2017 to present; Law Student from 2014 to 2017; Economics Student from 2010 to 2014.	4

Commencement of listing process for the New York Stock Exchange (“NYSE”)

As stated in the Fund’s Prospectus and SAI, the Fund intends to list on the NYSE in the future.

Special Purpose Acquisition Companies

Effective immediately, the following paragraph is added under the “Investment Strategies and Overview of Investment Process” section of the Prospectus:

The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities.  Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash.  SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition.  Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices.  If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Effective immediately, the following paragraph is added under the “Investment Strategy-Specific Investment-Related Risks” section of the Prospectus:

SPECIAL PURPOSE ACQUISITION COMPANIES RISKS.  The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities.  Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash.  SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition.  Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices.  If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective

Please file this Supplement with your records.